1290 FUNDS

1290 Convertible Securities Fund

1290 DoubleLine Dynamic Allocation Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 Global Talents Fund

1290 High Yield Bond Fund

1290 Low Volatility Global Equity Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Unconstrained Bond Managers Fund

(each a “Fund” and together, the “Funds”)

SUPPLEMENT DATED MARCH 19, 2018 TO THE PROSPECTUS DATED MARCH 1, 2018

This Supplement updates certain information contained in the Prospectus of the Funds, each a series of 1290 Funds (“Trust”), dated March 1, 2018. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and/or Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

Effective March 19, 2018, the following is added as the last paragraph of the section of the Prospectus entitled “More information on fees and expenses – Expense Limitation Provisions”:

The annual operating expenses of each Fund, as disclosed in this Prospectus, do not reflect any fees and expenses that are imposed by sponsors of products that offer a Fund as an underlying investment option, such as retirement plans and/or variable life insurance contracts and variable annuity certificates and contracts. Such fees and expenses would increase a Fund’s overall fees and expenses, and would not be subject to the expense caps described above, thereby reducing the Fund’s returns.

Effective March 19, 2018, the following replaces the first two rows in the table under the heading “Share Classes at a Glance” in the section of the Prospectus entitled “Investing in the Funds – Choosing a Share Class”:

	Class A	Class T	Class I	Class R
Availability	Generally available through financial intermediaries.	Generally available through financial intermediaries.

Limited to certain investors, including:

•  Certain Institutional investors.

•  Certain employer-sponsored retirement plans.

•  Participants in certain programs sponsored by the Adviser or its affiliates or other financial intermediaries.

•  Life insurance company separate accounts using the investment to fund benefits for variable annuity contracts for which the Funds are an investment option.

•  Certain employees of the Adviser or its affiliates.

Available only to certain employer-sponsored retirement plans. Corporate retirement accounts such as 401(k) and 403(b) plans.

Effective March 19, 2018, the following is added immediately prior to the section of the Prospectus entitled “Buying, selling and exchanging shares – Restrictions on Buying, Selling and Exchanging Shares”:

Transactions Through Financial Intermediaries

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.